UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   November 15, 2016

SIMON PROPERTY GROUP, L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36110 (Commission File Number)	34-1755769 (IRS Employer Identification No.)

225 WEST WASHINGTON STREET INDIANAPOLIS, INDIANA (Address of principal executive offices)	46204 (Zip Code)

Registrant’s telephone number, including area code:  317.636.1600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.

Simon Property Group, L.P. is filing as Exhibit 12.1 to this Current Report on Form 8-K a Statement Regarding Computation of Ratio of Earnings to Fixed Charges, which includes the calculation of its historical ratio of earnings to fixed charges for the nine months ended September 30, 2016 and 2015.

ITEM 9.01                                  Financial Statements and Exhibits.

Exhibit No.	Description
Exhibit 12.1	Statement Regarding Computation of Ratio of Earnings to Fixed Charges

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  November 15, 2016

SIMON PROPERTY GROUP, L.P.

By:	Simon Property Group, Inc., its sole General Partner

	By:	/s/ Andrew A. Juster
Andrew A. Juster
Executive Vice President and Chief Financial Officer